UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TAX-FREE FIXED INCOME FUND III FOR PUERTO RICO RESIDENTS, INC.

(Name of Registrant as Specified In Its Charter)

Ocean Capital LLC
William Heath Hawk

José R. Izquierdo II

Brent D. Rosenthal

Roxana Cruz-Rivera

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On October 13, 2021, Ocean Capital LLC (“Ocean Capital”) and the other parties named therein filed Amendment No. 1 to its Schedule 13D with respect to Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc. (“Fund III”), a copy of which is filed herewith as Exhibit 1.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

To the Shareholders of Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.:

Ocean Capital and the other participants in its solicitation (collectively, the “Fund III Participants”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of Fund III for its upcoming 2021 annual meeting of shareholders. All shareholders of Fund III are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the Fund III Participants, as they contain important information, including additional information relating to the Fund III Participants and their direct or indirect interests, by security holdings or otherwise. Shareholders can obtain the definitive proxy statement and accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement and other relevant documents filed by the Fund III Participants with the SEC at no charge on the SEC’s website at http://www.sec.gov.

2

Exhibit 1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 1)*

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.

(Name of Issuer)

Common Shares, $0.01 par value

(Title of Class of Securities)

87677E108

(CUSIP Number)

W. Heath Hawk

GAM Tower, 2 Tabonuco St., Suite 200

Guaynabo, Puerto Rico 00968

(770) 777-9373

(Name, Address and Telephone Number of Person

Authorized to Receive Notices and Communications)

October 12, 2021

(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), Rule 13d-1(f) or Rule 13d-1(g), check the following box. ☐

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 87677E108	SCHEDULE 13D

1	NAME OF REPORTING PERSON Ocean Capital LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Puerto Rico

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 1,922,923
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 1,922,923

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 1,922,923
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 6.7%[1]
14	TYPE OF REPORTING PERSON OO

1	The percentages used herein are calculated based upon 28,712,615 shares of common stock outstanding as of September 8, 2021, as disclosed in the issuer’s proxy statement filed with the Securities and Exchange Commission on September 30, 2021.

CUSIP No. 87677E108	SCHEDULE 13D

1	NAME OF REPORTING PERSON William Heath Hawk
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC, PF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 9,906
	8	SHARED VOTING POWER 1,922,923[1]
	9	SOLE DISPOSITIVE POWER 9,906
	10	SHARED DISPOSITIVE POWER 1,922,923[1]

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 1,932,829
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 6.7%[2]
14	TYPE OF REPORTING PERSON IN

1	These shares are deemed to be beneficially owned by Mr. Hawk in his capacity as managing member of Ocean Capital LLC.
2	The percentages used herein are calculated based upon 28,712,615 shares of common stock outstanding as of September 8, 2021, as disclosed in the issuer’s proxy statement filed with the Securities and Exchange Commission on September 30, 2021.

CUSIP No. 87677E108	SCHEDULE 13D

1	NAME OF REPORTING PERSON José R. Izquierdo II
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87677E108	SCHEDULE 13D

1	NAME OF REPORTING PERSON Brent D. Rosenthal
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87677E108	SCHEDULE 13D

1	NAME OF REPORTING PERSON Roxana Cruz-Rivera
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

The following constitutes Amendment No. 1 to the Schedule 13D filed by the undersigned (“Amendment No. 1”). This Amendment No. 1 amends, supplements and, to the extent inconsistent with, supersedes the Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) on October 6, 2021.

Item 4.	PURPOSE OF TRANSACTION

Item 4 is hereby amended and restated as follows:

The Reporting Persons acquired the shares of Common Stock to which this Schedule 13D relates in the ordinary course of business for investment purposes because they believe that the shares are undervalued and represent an attractive investment opportunity.

On September 23, 2021, Ocean Capital delivered a letter to the Issuer (the “Notice”), providing notice of intent to (i) nominate Brent D. Rosenthal, José R. Izquierdo II, and Roxana Cruz-Rivera (together, the “Nominees”) for election to the Board at the Issuer’s upcoming 2021 annual meeting of shareholders (the “Annual Meeting”) and (ii) propose to repeal any provision of, or amendment, to the Issuer’s bylaws adopted by the Board without shareholder approval subsequent to September 23, 2021, the date of the Notice. In connection with the submission of the Notice, the Reporting Persons filed a preliminary proxy statement with the SEC on September 30, 2021.

On October 12, 2021, the Reporting Persons filed their definitive proxy statement and accompanying BLUE proxy card with the SEC in connection with their solicitation of proxies for the Annual Meeting. The Reporting Persons will seek shareholder support for (i) the election of the Nominees to the Board and (ii) Ocean Capital’s proposal to repeal any provision of, or amendment to, the Issuer’s bylaws adopted by the Board without shareholder approval subsequent to September 23, 2021. The Reporting Persons are asking shareholders to vote on their BLUE proxy card “FOR ALL” of the Nominees and “FOR” the repeal of any provision of, or amendment to, the Issuer’s bylaws adopted by the Board without shareholder approval subsequent to September 23, 2021.

The Nominees’ biographies are set forth below. Additional information regarding Ocean Capital’s proposals can be found in the Reporting Persons’ definitive proxy statement filed with the SEC on October 12, 2021.

José R. Izquierdo II, age 38, is a San Juan-based attorney with over a decade of experience in both the private and public sectors. Currently, he is the Member and Managing Director of Main Line Ventures, LLC, a firm that counsels corporations, international organizations and world-class athletes on a range of legal, strategic, and developmental matters. Mr. Izquierdo previously served as General Secretary of the World Boxing Organization’s Executive Committee, an international non-profit organization. At the government level, Mr. Izquierdo has served as Executive Director of the Puerto Rico Tourism Company, a public corporation responsible for stimulating, promoting and regulating the development of Puerto Rico’s tourism industry, from 2017 to 2018, member of the Governor of Puerto Rico’s fiscal transition team, member of the Government of Puerto Rico’s Economic Development Council, Assistant Secretary of Economic Development and has sat on numerous boards of directors. Mr. Izquierdo served as Principal at The Law Offices of José R. Izquierdo II. Mr. Izquierdo is a 2005 graduate of Haverford College and holds a Juris Doctorate from the University of Puerto Rico School of Law. Ocean Capital believes Mr. Izquierdo’s extensive leadership experience at both the public and private sectors makes him qualified to serve as a director of the Issuer.

Brent D. Rosenthal, age 49, founded Mountain Hawk Capital Partners, LLC, an investment fund focused on small and microcap equities in the technology, media, telecom (TMT) and food industries, in 2017. He has served as Chairman of the board of directors of comScore, Inc., a media measurement and analytics company, since April 2018 and as a director since January 2016. Mr. Rosenthal has been the Lead Independent Director/Non-Executive Chairman of the board of directors of RiceBran Technologies, a food company, since July 2016 and served as an advisor to the board of directors and executive management of FLYHT Aerospace, a provider of solutions for the aviation industry, from December 2019 to June 2020 and as a member of the FLYHT Aerospace board of directors since June 2020. He also served on the board of directors of SITO Mobile, Ltd., a mobile location-based media platform, from August 2016 to July 2018, and as Non-Executive Chairman of its board of directors from June 2017 to July 2018. Previously, Mr. Rosenthal was a Partner in affiliates of W.R. Huff Asset Management, an employee-owned investment manager, where he worked from 2002 to 2016. Mr. Rosenthal served as the Non-Executive Chairman of Rentrak Corporation, a media measurement and research company, from 2011 to 2016 and as a director from 2008 to 2016. He was Special Advisor to the board of directors of Park City Group, Inc., the parent company of ReposiTrak Inc., a company with a sourcing, compliance management and advanced commerce platform for retailing, from November 2015 to February 2018. Mr. Rosenthal earned his B.S. from Lehigh University and M.B.A. from the S.C. Johnson Graduate School of Management at Cornell University. He is an inactive Certified Public Accountant. Ocean Capital believes Mr. Rosenthal’s board of directors experience and finance background make him qualified to serve as a director of the Issuer.

Roxana Cruz-Rivera, age 46, has more than 20 years of legal experience in a broad range of Puerto Rico and federal tax issues affecting large institutions. She is experienced as an income tax professor, government tax specialist, policy developer and legal business counselor. Ms. Cruz-Rivera is currently a solo practitioner tax attorney. From November 2020 to August 30, 2021, Ms. Cruz-Rivera served as Tax Director of the Tax Advisory Services Division of RSM Puerto Rico, LLC, a consulting firm. From 2018 to 2020, she practiced law as corporate and tax special counsel at Vidal, Nieves & Bauza, LLC, a law firm. She served as Deputy Secretary of the Treasury of the Puerto Rico Treasury Department from 2017 to 2018, where she assisted the Secretary of the Treasury in the supervision and direction of the Department. She was an independent law practitioner from 2013 to 2016 and provided legal counsel to multinational business clients specializing in pharma, tourism, manufacturing and energy. She served as Director and Legal Counsel at Puerto Rico Industrial Development Company from 2009 to 2013, partner at Goldman Antonetti & Cordova, a law firm, from 2005 to 2009, and legal advisor in the Puerto Rico Department of Treasury from 2002 to 2005. Ms. Cruz-Rivera also served as an adjunct professor at Universidad del Sagrado Corazon from 2003 to 2006. Ms. Cruz-Rivera received a B.B.A. in accounting, cum laude, from the University of Puerto Rico, a Juris Doctorate, magna cum laude, from the University of Puerto Rico School of Law, and an L.L.M. in taxation from the New York University School of Law. The Nominating Stockholder believes Ms. Cruz-Rivera’s extensive legal and counseling experience at both the public and private sectors makes her qualified to serve as a director of the Issuer.

The Reporting Persons may engage in discussions with management, the Board, other shareholders of the Issuer and other relevant parties, including representatives of any of the foregoing, concerning the Reporting Persons’ investment in the Issuer, including, without limitation, matters concerning the Issuer’s business, operations, Board appointments, governance, management, capitalization and strategic plans and matters relating to the closed-end nature of the Issuer. The Reporting Persons may exchange information with any persons pursuant to appropriate confidentiality or similar agreements or otherwise, work together with any persons pursuant to joint agreements or otherwise, propose changes in the Issuer’s business, operations, board appointments, governance, management, capitalization, strategic plans or matters relating to the closed-end nature of the Issuer, or propose or engage in one or more other actions set forth under subparagraphs (a)-(j) of Item 4 of Schedule 13D.

The Reporting Persons intend to review their investment in the Issuer on a continuing basis. Depending on various factors, including, without limitation, the outcome of any discussions referenced above, the Issuer’s financial position and strategic direction, actions taken by management or the Board, price levels of the Common Stock, conditions in the securities market and general economic and industry conditions. The Reporting Persons may in the future take such actions with respect to their investment in the Issuer as they deem appropriate, including, without limitation, purchasing additional shares of Common Stock or selling some or all of their shares of Common Stock, engaging in short selling of or any hedging or similar transactions with respect to the shares of Common Stock and/or otherwise changing their intention with respect to any and all matters referred to in Item 4 of Schedule 13D. The Reporting Persons may, at any time and from time to time, review or reconsider their position and/or change their purpose and/or formulate plans or proposals with respect to their investment in the Common Stock.

The Reporting Persons have not entered into any agreement with any third party to act together for the purpose of acquiring, holding, voting or disposing of the shares of Common Stock reported herein.

SIGNATURES

After reasonable inquiry and to the best of his or its knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date: October 13, 2021

Ocean Capital LLC

By:	/s/ William Heath Hawk
Name:	William Heath Hawk
Title:	Managing Member

William Heath Hawk

/s/ William Heath Hawk

Brent D. Rosenthal

/s/ Brent D. Rosenthal

José R. Izquierdo II

/s/ José R. Izquierdo II

Roxana Cruz-Rivera

/s/ Roxana Cruz-Rivera